SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 F O R M 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 14, 2000
                                                          ______________

                          Euroweb International Corp.
                         _____________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                   __________
                 (State or other jurisdiction of incorporation)


                    1-1200                      13-3696015
                   ________                     ___________
           (Commission File Number)      (IRS Employer Identification No.)


                445 Park Avenue, 15th Floor, New York, NY 10022
                _________________________________________________
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (212) 758 9870
                                                          _______________


                                      N/A
                                     _____
         (Former name or former address, if changed since last report)





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                                       8K

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 2. Acquisition of 100% of Assets of Mediator S.A.

The registrant acquired on June 14, 2000 from six owners of Mediator S.A. 100% of the shares of Mediator S.A. for USD $2,580,000 payable in cash. Mediator S.
A. is an operating Internet Service Provider concentrating on business customers. No common stock was issued in the transaction. Registrant paid for shares as follows:

(a) USD $2,040,000 (two million fourty thousand US Dollars) payable in cash to Mr. Gheorghe Rusu, one of the owners/sellers of Mediator S.A., at the Closing on June 14, 2000; and

(b) USD $540,000 (five hundred fourty thousand) to be paid in cash to Mr. Gheorghe Rusu, one of the owners/sellers of Mediator S.A., in three installments of USD $180,000 each, the installments being due 12, 24 and 36 months respectively after Date of Closing.

The principle used to determine the consideration amount was based on the revenues of Mediator S.A. There is no material relationship between Registrant and any of the sellers. Registrant used its own capital to fund the acquisition. Registrant intends to continue to use the property, plant, and equipment of the acquired company in the same manner it currently is being used.


ITEM 7. Financial Statements and Exhibits

(a)     Financial Statements of business acquired
        Financial statements for the business acquisition described in Item 2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days of the date their report was required to be filed.

(b)     Pro Forma Financial information
        Pro forma financial information for the transaction described in Item
        2 will be filed in an amendment to this Form 8-K as soon as practicable, but not later than 60 days of the date their report was required to be filed.

(c)     Exhibits
        Acquisition Agreement, dated May 17, 2000 and finalized modification Agreement dated June 14, 2000 by and between Registrant and six owners of Mediator, S.A. regarding the purchase of 100% of shares of Mediator S.A., is annexed hereto as Exhibit 10 (ll).

                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Euroweb International Corp.
                                        445 Park Avenue
                                        New York, NY 10022
                                        (Registrant)



                                        By: /s/ Frank R. Cohen
                                           ________________________
                                        Frank R. Cohen
                                        Chief Executive Officer and
                                        Chairman of the Board





Date:   June 14, 2000
        New York, New York